SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2011 (December 15, 2011)

Education Management Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-34466	25-1119571
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01. – Other Events

On December 15, 2011, Education Management Corporation (the “Company”) announced an increase to the size of its stock repurchase program under which the Company may purchase shares its common stock from $325.0 million to $375.0 million.  The Company also extended the date through which the purchases may occur from June 30, 2012 to December 31, 2012.  A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

A copy of the related press release is attached hereto as an exhibit and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(a)           None.

(b)           None.

(c )           None.

(d)           Exhibits
Exhibit 99.1 Press Release dated December 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT CORPORATION

By:	/s/ Edward H. West
Edward H. West
President and Chief Financial Officer

Dated:  December 15, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 15, 2011